As filed with the Securities and Exchange Commission on February 5, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Energy Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

Annual Report

November 30, 2017

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Energy Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Energy Income Fund (the “Fund”) generated a negative return for shareholders for the Fund’s fiscal year, which ended November 30, 2017 (the “period”). For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of -4.15%, versus total returns of 22.87% for the S&P 500® Index and -4.07% for the Energy Select Sector Index, which is a subindex of the S&P 500 Index comprised of energy companies. The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was -6.72% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 15.15% discount to NAV as of the end of the period, compared to a 12.81% discount at the end of the last fiscal year and a 13.10% discount at May 31, 2017.

Market Review

The year was a difficult one for energy stocks. The Fund slightly underperformed the Energy Select Sector Index. Integrated oils and large cap exploration and production (“E&P”) stocks performed well relative to the energy sector overall, and while the Fund maintained an overweight stance in these names for the year, it was not as concentrated as the Index. Additionally, the Fund had a small allocation to natural gas producers until summer, which underperformed the broader energy sector.

The Fund underperformed the S&P 500 Index during the period. Energy was, in fact, the only sector in the Index to post negative returns during the fiscal year, and all but two sectors (energy and telecoms) were up by over 15% for the period; the top three performing sectors were technology, utilities, and healthcare, all of which are outside the Fund’s investment universe.

The broader equity market, as measured by the performance of the S&P 500 Index, had a great year, rallying over 20% during the period. The world saw growth in sync across major economies for the first time in ten years; earnings and earnings expectations rose; and the market multiple expanded. Technology stocks were particularly strong (+44%) and drove index performance. Seven of the eleven sectors in the Index actually underperformed the overall Index and the gains among technology firms were concentrated, leading some to be concerned about the lack of market breadth; however, macroeconomic data pointed to a widespread economic expansion. Lastly, the “reflation trade” that drove stocks higher after the U.S. Presidential election in 2016 and faltered by February of 2017, seems to have been revived at the end of the Fund’s fiscal year with the prospect of corporate tax cuts by year-end and an infrastructure bill in 2018.

Energy investor sentiment underwent a sea change in 2017. Investors began to reward corporate-level returns and free cash flow generation. For over ten years, E&P had been considered a growth sector and managements seemed happy to outspend cash flow in order to increase oil and gas production, financing their profligacy with new debt or equity offerings (i.e. leverage or dilution), all the while less focused on earning a corporate-level return on investment. This strategy stemmed from the demand-driven tightness of the oil market in the early 2000’s when Chinese consumption of oil doubled from 2002 to 2010. The implication was that the market would be in permanent deficit, prices would trend higher, and therefore, the market could use every drop of crude oil domestic producers could squeeze out of the ground. This has clearly not been the case since 2014 when the market was in surplus. The energy sector is still considered a growth space by many investors, but in 2017 the companies with the best multiples were the ones that could grow within cash flow and demonstrate corporate-level returns. Corporate boards are slowly enshrining this philosophical change by shifting incentive structures for management from solely growth oriented metrics to a blend of growth and returns. As investors, we welcome a stronger sense of responsibility and attention to return on investment.

Fund Performance

The individual investments that contributed the most to the Fund’s fiscal year performance were Royal Dutch Shell PLC (NYSE: RDS/A), Statoil ASA (NYSE: STO), and BP PLC (NYSE: BP). All three companies are large, integrated oil companies based in Europe. They benefited from the recovery in crude oil prices, late-cycle cost cutting, stronger European bourses (they are large components of their respective home country major equity indexes), and an outspoken focus on corporate-level returns and on cash flow generation after capital expenditures and dividends.

The largest detractors from the Fund’s performance were EV Energy Partners LP bonds, Energy Transfer Partners, LP (NYSE: ETP), and Pioneer Natural Resources (NYSE: PXD). Both EV and Pioneer are oil and gas producers and constituted sizable positions in the Fund during the period. They were impacted by the volatility of crude oil prices during the fiscal year. Energy Transfer Partners is a large pipeline operator that continued to face litigation and challenges to multiple high-profile pipeline projects as well as concerns over its organizational structure and burdensome cost of capital

In the first half of the fiscal year, we repositioned the Fund away from domestic integrated oil companies and large cap producers in favor of European integrated oil companies. In the second half of the fiscal year, we focused on reducing some of the Fund’s midstream exposures while buying several deep value North American oil producers and increasing exposure to Canadian names in general. Notable sales included NGL Energy Partners, LP (NYSE: NGL) and Plains GP Holdings, LP (NYSE: PAGP). We initiated positions in Cenovus Energy, Inc. (NYSE: CVE), QEP Resources, Inc. (NYSE: QEP), and Kosmos Energy, Ltd. (NYSE: KOS), and added to positions in Canadian Natural Resources, Ltd. (NYSE: CNQ) and Suncor Energy, Inc. (NYSE: SU).

Leverage

The Fund employs leverage for additional income and total return potential. We seek to maintain a leverage ratio of between 120% and 130% during normal market conditions, though at the end of the period the Fund had a leverage ratio of about 111% as we were in the midst of redeploying cash after the sale of several investments. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

In our mid-year letter, we expressed frustration at the “round trip” in energy prices in the first half of the fiscal year, but noted our belief that tightening energy fundamentals would lead to firmer prices. The tightening crude oil market that we expected to be a second quarter event swung into the third and fourth quarters, but ultimately the oil market was clearly in deficit and inventories did decline, putting upward pressure on price in late summer and into the fall. Crude oil prices rallied about 40% off the June low and ended the fiscal year at the highest level since spring of 2015.1

[1]	Source: Bloomberg

Demand for crude oil and refined products exceeded expectations in 2017 and we anticipate inventories could continue to draw in 2018, setting up for a firmer price. More specifically, the International Energy Agency (IEA) and OPEC were projecting 1.3mm barrels/day and 1.2mm barrels/day of global oil demand growth for 2017, respectively, back in December 2016, but both groups revised figures higher to 1.5mm barrels/day by the end of the fiscal year. They are projecting a further 1.3mm and 1.5mm of growth, respectively for 2018. The IEA in particular has a history of upward demand revisions.2

On the supply side, these organizations have differing views. In the same November 2017 reports noted above, IEA and OPEC expect 1.4mm barrels/day and 0.9mm barrels/day of Non-OPEC supply growth, respectively. Domestic oil production could surpass all-time highs in 2018 on the strength of the Permian Basin of Texas and New Mexico, and indeed the U.S. will likely constitute the majority of the global production growth cited by IEA and OPEC. Their supply and demand estimates together imply a roughly balanced market at worst (IEA) or an undersupply of over half a million barrels per day (OPEC). To reiterate, our expectation is to see a market in deficit in 2018 and continued inventory draws, which translates to firmer oil prices. OPEC itself and several non-member countries have had a production curtailing agreement in place since late 2016 in an effort to balance the market, and which is scheduled to last through 2018. Compliance with the agreement has been very good thus far so we are not expecting major supply surprises from the countries in the pact in 2018.

We noted in our commentary to the Fund’s semi-annual report to shareholders that we thought natural gas production could hit new highs in 2018. Natural gas prices remain stubbornly low as these supply concerns became more widespread later in the year. Domestic gas production took until September to return to 2015’s peak level despite prices in 2017 that were very consistently above those of the prior two years. The gas-directed rig count rose steadily for most of 2017, though, and this has investors concerned that a new wave of production will hit in 2018. Natural gas prices were volatile toward the end of the fiscal year, struggling to hold the $3 level around which it was oscillating for most of the period. We actually remain sanguine on the demand outlook for natural gas, but have to balance that with near-term supply scenarios, so we believe gas continues to struggle to hold gains in the first half of 2018 without significant winter weather. The second half of the year could look better if the natural gas market begins to discount several major export facility start-ups in 2019.

In conclusion, the groundwork has been laid for a materially better energy commodity environment in 2018 versus 2017; inventories appear to be moving in the right direction, the supply-side seems to be held back largely by the OPEC agreement, and demand is solid. Natural gas prices could waver in the first half of the year, but ultimately end stronger. By extension of the energy fundamentals, we think the outcome for energy equities will be positive.

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

[2]	IEA Oil Market Report December 2016 and November 2017; OPEC Oil Market Report December 2016 and November 2017

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a 3 diversified fund. The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Energy Select Sector Index is a subindex of the S&P 500 Index which measures the performance of U.S. traded energy stocks. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2017

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® Energy Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Fiscal Year Ended 11/30/17	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14(a)	Fiscal Year Ended 11/30/13(a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$1,238,373	$1,450,651	$6,668,128	$20,137,951	$18,179,680
Interest income & other	$322,637	$198,693	$233,189	$248,155	$246,588

Total income from investments	$1,561,010	$1,649,344	$6,901,317	$20,386,106	$18,426,268
Adviser fee and operating expenses
Adviser fees, less expenses waived by Adviser	$306,395	$297,700	$1,167,043	$3,608,273	$3,062,040
Operating expenses (b)	373,137	495,554	680,843	569,207	511,443
Interest	102,817	56,975	176,588	477,428	251,082

Total Adviser fees and operating expenses	$782,349	$850,229	$2,024,474	$4,654,908	$3,824,565
Distributable Cash Flow (DCF) (c)	$778,661	$799,115	$4,876,843	$15,731,198	$14,601,703
Distributions paid on common stock	$1,187,994	$2,322,530	$11,975,033	$20,646,253	$19,185,340
Distributions paid on common stock per share	$0.48	$0.94	$4.67	$10.00	$10.00
Distribution Coverage Ratio
Before Adviser fee and operating expenses	1.3 x	0.7 x	0.6 x	1.0 x	1.0 x
After Adviser fee and operating expenses	0.7 x	0.3 x	0.4 x	0.8 x	0.8 x
OTHER FUND DATA (end of period)
Total Assets, end of fiscal year	28,369,234	29,993,789	41,412,974	209,195,895	212,536,830
Unrealized appreciation (depreciation)	(393,721)	(62,316,995)	(101,802,130)	(47,092,530)	7,596,847
Short-term borrowings	2,915,000	1,970,250	9,184,883	51,090,203	34,300,000
Short-term borrowings as a percent of total assets	10%	7%	22%	24%	16%
Net Assets, end of fiscal year	25,319,086	27,823,246	32,012,223	150,707,060	177,824,489
Net Asset Value per common share	$10.23	$11.24	$12.93	$61.05	$92.15
Market Value per share	$8.68	$9.80	$11.75	$72.20	$86.00
Market Capitalization	$21,482,905	$24,254,892	$29,081,121	$178,296,716	$165,955,129
Shares Outstanding	2,474,989	2,474,989	2,474,989	2,469,484	1,929,711

(a)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(b)	Excludes expenses related to capital raising

(c)	“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Energy Income Fund

Schedule of Investments	November 30, 2017

Common Stock — 76.2%	Shares	Fair Value
Exploration & Production — 67.0%
Canada — 10.3%
Canadian Natural Resources Ltd.(1)	33,500	$1,136,320
Suncor Energy, Inc.(1)	42,658	1,482,792
France — 2.3%
Total S.A.(1)	10,300	582,465
Netherlands — 6.0%
Royal Dutch Shell Plc(1)	23,500	1,506,820
Norway — 5.7%
Statoil ASA(1)	71,800	1,441,744
United Kingdom — 5.7%
BP Plc(1)	36,064	1,445,084
United States — 37.0%
Anadarko Petroleum Corporation	6,750	324,608
Antero Resources Corporation(1)(2)	17,000	323,000
Callon Petroleum Company(1)(2)	31,625	349,140
Centennial Resource Development, Inc.(1)(2)	15,000	304,350
Chevron Corporation(1)	14,000	1,665,860
Cimarex Energy Company	5,000	580,550
Concho Resources, Inc.(1)(2)	4,400	615,384
EOG Resources, Inc.(1)	12,280	1,256,490
EQT Corporation(1)	11,100	661,560
Kosmos Energy Ltd.(2)	48,500	387,030
Newfield Exploration Company(1)(2)	19,962	617,425
Pioneer Natural Resource Company(1)	6,558	1,023,310
QEP Resources, Inc.(2)	52,000	502,320
Range Resources Corporation	6,000	108,120
RSP Permian, Inc.(1)(2)	17,659	648,615

		16,962,987

General Partners — 4.8%
United States — 4.8%
Targa Resources Corporation(1)	27,926	1,211,988

Integrated Oil & Gas — 1.8%
Canada — 1.8%
Cenovus Energy, Inc.	49,000	465,990

Oil Services — 2.6%
United States — 2.6%
Halliburton Company(1)	15,500	647,590

Total Common Stocks (Cost $18,079,675)		$19,288,555

MLP Investments and Related Companies — 20.5%	Units	Fair Value
Large Cap Diversified — 3.7%
United States — 3.7%
Energy Transfer Partners, L.P.(1)	56,832	$943,980

Natural Gas Gatherers & Processors — 6.7%
United States — 6.7%
American Midstream Partners, L.P.(1)	29,000	346,550
DCP Midstream Partners, L.P.(1)	22,821	801,930
EnLink Midstream Partners, L.P.(1)	35,000	559,650

		1,708,130

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Schedule of Investments	November 30, 2017 — (Continued)

MLP Investments and Related Companies — (continued)	Units	Fair Value
Shipping — 8.3%
Republic of the Marshall Islands — 8.3%
GasLog Partners, L.P.	48,000	$1,060,800
Golar LNG Partners, L.P.	52,000	1,039,480

		2,100,280

Upstream — 1.8%
United States — 1.8%
Mid-Con Energy Partners, L.P.(3)	116,279	109,302
Viper Energy Partners, L.P.	16,000	335,680

		444,982

Total MLP Investments and Related Companies (Cost $5,835,294)		$5,197,372

Preferred Stock — 1.8%
Large Cap Diversified — 1.8%
United States — 1.8%
Kinder Morgan, Inc.	13,000	$463,320

Total Preferred Stock (Cost $609,722)		$463,320

Fixed Income — 12.3%	Principal Amount
Exploration & Production — 8.3%
United States — 8.3%
Bill Barrett Corporation, 7.000%, due 10/15/2022	500,000	$511,250
Continental Resources, Inc., 3.800%, due 06/01/2024	500,000	495,000
Murphy Oil Corporation, 6.125%, due 12/01/2042	600,000	594,000
Range Resources Corporation, 5.000%, due 03/15/2023(4)	500,000	497,500

		2,097,750

Upstream — 4.0%
United States — 4.0%
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	1,010,000

Total Fixed Income (Cost $3,926,027)		$3,107,750

Total Investments — 110.8% (Cost $28,450,718)		$28,056,997
Liabilities in Excess of Other Assets — (10.8%)		(2,737,911)

Net Assets Applicable to Common Stockholders — 100.0%		$25,319,086

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the fiscal year ended November 30, 2017. As such, it is classified as a non-income producing security as of November 30, 2017.

(3)

Restricted security. Fair valued by the Adviser using the Fund’s valuation prodecures and subsequently ratified by the Board of Trustees. The position was acquired on August 11, 2016 at $250,000 and the fair value accounted for 0.43% of the Fund’s net assets at November 30, 2017.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of November 30, 2017, the value of these investments was $497,500, or 1.96% of total net assets.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Assets & Liabilities

November 30, 2017

Assets
Investments, at fair value (cost $28,450,718)	$28,056,997
Cash	3,716
Distributions and dividends receivable	75,751
Interest receivable	58,459
Prepaid expenses and other receivables	174,311

Total assets	28,369,234

Liabilities
Payable to Adviser, net of waiver	23,557
Distributions and dividends payable	838
Short-term borrowings	2,915,000
Accrued interest expense	192
Accrued expenses and other liabilities	110,561

Total liabilities	3,050,148

Net assets applicable to common stockholders	$25,319,086

Components of Net Assets
Capital stock, $0.001 par value; 2,474,989 shares issued and outstanding (unlimited shares authorized)	$2,475
Additional paid-in capital	176,847,597
Distributions in excess of net investment income	(854,120)
Accumulated realized loss	(150,283,145)
Net unrealized depreciation on investments	(393,721)

Net assets applicable to common stockholders	$25,319,086

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$10.23

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Operations

Fiscal Year Ended November 30, 2017

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $49,941	$1,238,373
Less: return of capital on distributions	(615,493)

Distribution and dividend income	622,880
Interest income	291,878
Other income	30,759

Total Investment Income	945,517

Expenses
Adviser fees	459,593
Professional fees	108,022
Administrator fees	82,094
Reports to stockholders	60,426
Trustees’ fees	39,357
Registration fees	26,921
Custodian fees and expenses	20,890
Transfer agent fees	18,119
Insurance expense	14,772
Fund accounting fees	2,536

Total Expenses before Interest Expense	832,730

Interest expense	102,817

Total Expenses	935,547
Less: expenses waived by Adviser	(153,198)

Net Expenses	782,349

Net Investment Income	163,168

Realized and Unrealized Loss on Investments
Net realized loss on investments	(1,082,650)
Net realized gain on options	32,668

Net realized loss on investments	(1,049,982)
Net change in unrealized depreciation of investments	(429,352)

Net Realized and Unrealized Loss on Investments	(1,494,334)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,316,166)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016
Operations
Net investment income (loss)	$163,168	$(330,383)
Net realized loss on investments	(1,049,982)	(41,021,199)
Net change in unrealized appreciation (depreciation) of investments	(429,352)	39,485,135

Net decrease in net assets applicable to common stockholders resulting from operations	(1,316,166)	(1,866,447)

Distributions and Dividends to Common Stockholders
Net investment income	—	—
Return of capital	(1,187,994)	(2,322,530)

Total distributions and dividends to common stockholders	(1,187,994)	(2,322,530)

Total decrease in net assets applicable to common stockholders	(2,504,160)	(4,188,977)
Net Assets
Beginning of fiscal year	27,823,246	32,012,223

End of fiscal year	$25,319,086	$27,823,246

Undistributed (distributions in excess of) net investment income at the end of the fiscal year	$(854,120)	$353,091

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2017

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,316,166)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments	429,352
Purchases of investments	(18,715,749)
Proceeds from sales of investments	16,763,932
Proceeds from option transactions, net	1,262,823
Return of capital on distributions	615,493
Net realized losses on sales of investments	1,215,681
Proceeds from sale of short-term investments, net	58,236
Net accretion/amortization of senior notes’ premiums/discounts	(13,724)
Changes in operating assets and liabilities
Receivable for investments sold	—
Interest receivable	(21,727)
Distributions and dividends receivable	38,623
Prepaid expenses and other receivables	(4,819)
Payable to Adviser, net of waiver	(437)
Accrued interest expense	192
Accrued expenses and other liabilities	(62,504)

Cash provided by operating activities	249,206

Financing Activities
Proceeds from borrowing facility	5,515,000
Repayment of borrowing facility	(4,570,250)
Distributions and dividends paid to common stockholders	(1,187,994)
Distributions and dividends payable	(2,396)

Net cash used in financing activities	(245,640)

Increase in Cash and Cash Equivalents	3,566

Cash and Cash Equivalents:
Beginning of fiscal year	150

End of fiscal year	$3,716

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$103,057

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights

	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)
Per Common Share Data(2)
Net Asset Value, beginning of fiscal year	$11.24	$12.93	$72.20	$92.15	$101.35
Income from Investment Operations:
Net investment income (loss)	(0.49)	(0.13)	0.24	(0.25)	—
Net realized and unrealized gain (loss) on investments	(0.04)	(0.62)	(54.84)	(20.85)	0.80

Total increase (decrease) from investment operations	(0.53)	(0.75)	(54.60)	(21.10)	0.80

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.48)	(0.94)	(4.67)	(10.00)	(10.00)

Total distributions to common stockholders	(0.48)	(0.94)	(4.67)	(10.00)	(10.00)

Net Asset Value, end of fiscal year	$10.23	$11.24	$12.93	$61.05	$92.15

Per common share fair value, end of fiscal year	$8.68	$9.80	$11.75	$72.20	$86.00

Total Investment Return Based on Fair Value(3)	(6.72)%	(6.71)%	(80.59)%	(6.32)%	(4.61)%

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of fiscal year (000’s)	$25,319	$27,823	$32,012	$150,707	$177,824
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(4) (5) (6)	3.01%	3.48%	34.22%	(0.90)%	2.41%
Ratio of net investment income (loss) to average net assets before waiver(4) (7)	0.04%	(1.81)%	(0.88)%	(1.74)%	(0.01)%
Ratio of net investment income (loss) to average net assets after waiver(4) (7)	0.63%	(1.35)%	(0.88)%	(1.74)%	0.06%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(4)	0.04%	(1.81)%	(32.00)%	1.55%	(0.34)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(4)	0.63%	(1.35)%	(32.00)%	1.55%	(0.27)%
Portfolio turnover rate	55.91%	53.44%	68.52%	92.99%	94.34%
Total borrowings outstanding (in thousands)	$2,915	$1,970	$9,185	$51,090	$34,300
Asset coverage per $1,000 of indebtedness(3)	$9,731	$15,122	$4,485	$3,950	$6,184

(1)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	For the fiscal year ended November 30, 2017, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2016, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2015, the Fund accrued $20,361,865 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense.

(5)

The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was 3.60%, 3.94%, 34.22%, (0.90)% and 2.48% for the fiscal years ended November 30, 2017, 2016, 2015, 2014, and 2013, respectively.

(6)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 3.60%, 3.94%, 3.10%, 2.39% and 2.15% for the fiscal years ended November 30, 2017, 2016, 2015, 2014, and 2013, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.01%, 3.48%, 3.10%, 2.39% and 2.08% for the fiscal years ended November 30, 2017, 2016, 2015, 2014, and 2013, respectively.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(8)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Notes to Financial Statements

November 30, 2017

1.    Organization

The Cushing® Energy Income Fund, formerly known as The Cushing® Royalty & Income Fund (the “Fund”), was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017, and has been adopted accordingly.

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of November 30, 2017.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2017, the Fund has estimated approximately 50% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2017, the Fund’s Distributions were expected to be 100% return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final tax character of Distributions paid for the fiscal year ended November 30, 2017 will be determined in early 2018. The final character of Distributions paid for the fiscal year ended November 30, 2016 was 100%, or $2,322,530, return of capital.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the fiscal year ended November 30, 2017.

The average monthly fair value of written options during the period ended November 30, 2017 was $352.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$32,668	$32,668

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed

Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to the Adviser in the amount of 0.50% of the Fund’s Managed Assets through February 1, 2018. The Adviser earned $459,593 and waived $153,198 in advisory fees for the fiscal year ended November 30, 2017. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

The Fund elected to change its tax status from a taxable C corporation to a RIC under the Internal Revenue Code effective December 1, 2016. The change in tax status requires the Fund to satisfy certain periodic income and asset composition requirements as well as certain distribution requirements in order to permit it to be subject to tax as a RIC. Management has determined that it is more likely than not that the Fund will be able to qualify and elect to be subject to tax as a RIC, effective as of its fiscal year ending November 30, 2017.

The Fund intends to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30, 2017 federal income tax return, and such election was effective December 1, 2016. If the Fund satisfies the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders.

As of November 30, 2017, the Fund had no tax expense recorded as the Fund is not expected to be subject to federal income or excise taxes during its fiscal year ending November 30, 2017.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $1,102,494 from accumulated net investment income, $38,950,457 to accumulated net realized loss and $40,052,951 to additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2017:

Cost of investments	$28,114,628

Gross unrealized appreciation	$3,241,940
Gross unrealized depreciation	(3,635,995)

Net unrealized depreciation	(394,055)
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(151,136,931)

Total accumulated losses	$(151,530,986)

Since the Fund expects to qualify and elect to be subject to tax as a RIC for its fiscal year ending November 30, 2017, no portion of the $15,541,343 of net operating losses available for carryforward at November 30, 2016 will be available for future use.

As of November 30, 2017, for federal income tax purposes, capital loss carryforwards of $150,619,236 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. $28,180,011 of capital loss carryforward expired as of November 30, 2017.

Fiscal year Ended Capital Losses	Amount	Expiration
November 30, 2013	$19,448,025	November 30, 2018
November 30, 2014	2,443,001	November 30, 2019
November 30, 2015	89,036,198	November 30, 2020
November 30, 2016	39,588,381	November 30, 2021
November 30, 2017	103,631	Unlimited

Total	$150,619,236

Current year capital loss carryforward is comprised of short-term capital loss of $17,282 and long-term capital loss of $86,349.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2014 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In order to meet certain excise tax distributions requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2017. For the taxable year ended November 30, 2017, the Fund plans to defer, on a tax basis, late year ordinary losses of $517,697.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2017	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$19,288,555	$19,288,555	$—	$—
Master Limited Partnerships and Related Companies(a)	5,197,372	5,088,070	109,302	—
Preferred Stock(a)	463,320	463,320	—	—

Total Equity Securities	24,949,247	24,839,945	109,302	—

Notes
Senior Notes(a)	3,107,750	—	3,107,750	—

Total Notes	3,107,750	—	3,107,750	—

Total	$28,056,997	$24,839,945	$3,217,052	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2017.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the fiscal year ended November 30, 2017.

7.    Investment Transactions

For the fiscal year ended November 30, 2017, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $18,715,749 and $16,763,932 (excluding short-term securities), respectively. The Fund sold covered options (proceeds) in the amount of $1,224,285. The Fund sold written options (proceeds) in the amount of $38,538.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 2,474,989 shares outstanding as of November 30, 2017. Transactions in common stock for the fiscal years ended November 30, 2016 and November 30, 2017 were as follows:

Shares at November 30, 2015	2,474,989

Shares at November 30, 2016	2,474,989

Shares at November 30, 2017	2,474,989

9.    Borrowing Facilities

The Fund maintained a margin account arrangement with Credit Suisse during the period. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 1.20%). In March 2017, the Fund established a margin account with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2017 was approximately $4,659,487 and 2.17%, respectively. At November 30, 2017, the principal balance outstanding was $2,915,000 and accrued interest expense was $192.

10.    Subsequent Events

Subsequent to November 30, 2017, the Fund declared monthly distributions to common stockholders in the amount of $0.040 per share per month, payable on December 29, 2017 and January 31, 2018, to stockholders of record on December 18, 2017 and January 19, 2018, respectively.

The Cushing® Energy Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Energy Income Fund

We have audited the accompanying statement of assets and liabilities of The Cushing Energy Income Fund (the Fund), including the schedule of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Energy Income Fund at November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2018

The Cushing® MLP Total Return Fund

Trustees and Executive Officers (Unaudited)

November 30, 2017

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Brenda A. Cline (1960)	Trustee and Chair of Audit Committee	Trustee since 2017	Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993 – present)	6	American Beacon Funds (32 series) (2004 – present); Tyler Technologies, Inc. (2014 – present) (software); Range Resources Corporation (2015 – present) (natural gas and oil exploration and production).

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	6	E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2020, Ms. Cline and Mr. Swank in 2018, and Mr. Trout in 2019.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2017, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) of the Adviser (2010 – present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

The Cushing® Energy Income Fund

Additional Information

November 30, 2017

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Board of Trustees approved certain changes in the Fund’s non-fundamental investment policies, which will become effective as of October 1, 2016.

The Fund will continue to pursue its investment objective to seek a high total return with an emphasis on current income. No assurance can be given that the Fund’s investment objective will be achieved.

Prior to October 1, 2016, the Fund pursued its investment objective by investing in companies engaged in the upstream energy markets. Under the modified investment policies, the Fund will focus on a wider array of exploration and production (“E&P”) companies, including large cap E&P companies and integrated energy companies with significant E&P activities.

Effective as of October 1, 2016:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

•	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

No other changes to the Trust’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated. No action was required by shareholders of the Trust in connection with these investment policy changes.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended November 30, 2017, the aggregate compensation paid by the Fund to the independent trustees was $39,357. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2017 was 55.91%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at P.O. Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Portfolio Manager Change

Effective as of January 9, 2017, Matthew A. Lemme and Nick C. English were added to the portfolio management team responsible for the day-to-day management of the Fund’s portfolio and Judd Cryer was removed.

Matthew A. Lemme joined the Adviser in 2012 and is currently a Portfolio Manager. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banking research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

Nick C. English joined the Adviser in January 2014 and has worked in the energy industry since 2009. He previously worked for two years at Portfolio Decisions as a management consultant where he focused on developing strategic plans for some of the largest companies in the oil and gas industry. For three years prior to that position, he worked for Texas Energy Advisors, a capital advisory firm serving global clients. He began his career as a commercial analyst for Wells Fargo. His primary responsibility is providing research coverage of upstream E&P companies. Mr. English received his B.S. in Finance from Cornell University and his MBA from the University of Texas at Austin’s McCombs School of Business.

New Trustee

Effective as of January 18, 2017, Brenda A. Cline was appointed as a Trustee of the Fund.

The Cushing® Energy Income Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline

Ronald P. Trout

Jerry V. Swank

*	appointed as a Trustee as of January 18, 2017

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing®  Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |  NOT BANK GUARANTEED   |  MAY LOSE VALUE

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Brenda A. Cline is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	73,500	72,400
Audit-Related Fees	None	None
Tax Fees	21,400	21,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	21,400	21,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Brenda A. Cline, Brian R. Bruce and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

2

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Matthew A. Lemme, and Nick C. English (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

3

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner and Co-Chief Investment Officer of the Investment Adviser since 2003.

Matthew A. Lemme	None.	Portfolio Manager of the Investment Adviser since 2012.

Nick C. English	None.	Portfolio Manager and Research Analyst of the Investment Adviser since 2014.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2017:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	9	$1,927,635,141	0	$0
Other pooled investment vehicles	5	$225,291,280	5	$225,291,280
Other accounts	28	$1,365,487,051	1	$3,025,820

Matthew A. Lemme
Registered investment companies	3	$518,855,753	0	$0
Other pooled investment vehicles	1	$2,146,709	1	$2,146,709
Other accounts	2	$470,859,957	0	$0

Nick C. English
Registered investment companies	2	82,142,703	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

4

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with energy companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in energy companies, certain employees of the Investment Adviser may become aware of actions planned by energy companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an energy company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

5

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the energy companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2017:

Compensation

Messrs. Swank, Lemme and English are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Lemme and English receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

6

(a)(4) As of November 30, 2017:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$10,001 – 50,000(1)
Matthew A. Lemme	None
Nick C. English	$1 – 1,000

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2017-06/30/2017	0	0	0	0

Month #2 07/01/2017-07/31/2017	0	0	0	0

Month #3 08/01/2017-08/31/2017	0	0	0	0

Month #4 09/01/2017-09/30/2017	0	0	0	0

Month #5 10/01/2017-10/31/2017	0	0	0	0

Month #6 11/01/2017-11/30/2017	0	0	0	0

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Energy Income Fund

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	2/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	2/1/18

By (Signature and Title)*	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	2/1/18

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